UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003 (June 6, 2003)

                           Fabulous Fritas Corporation
                    ---------------------------------------
             (Exact name of registrant as specified in its charter)



       Florida                                            65-1129569
---------------------------------          -------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

      3930 E. 4th Avenue                                    33013
      Hialeah, Florida
----------------------------------------        --------------------------------
(Address of principal executive offices)                  (Zip Code)


                                 (305) 822-4581
                         ------------------------------
                            Issuer's telephone number

                            Burgers By Farfour, Inc.
                              6166-1 Riverwalk Lane
                                Jupiter, FL 33458
         --------------------------------------------------------------
          (Former name or former address, if changes since last report)

Copy of Communications to:

                               Maria A. Fernandez
                               Fernandez Friedman Grossman Kohn & Son PLLC
                               2400 National City Tower
                               101 South Fifth Street
                               Louisville, KY 40202_3103
                               Phone: (502) 589-1001
                               Fax: (502) 589-7333




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ITEM 5. OTHER EVENTS

                                EXECUTIVE SUMMARY

On May 17, 2003, the shareholders unanimously agreed to modify its business plan, including a change of the corporate name to Fabulous Fritas Corporation. On June 6, 2003, Articles of Amendment to the Articles of Incorporation were filed with the Secretary of State of Florida effecting a change of name of the corporation to Fabulous Fritas Corporation.


Item 7 - Financial Statements, ProForma Financial Information and Exhibits

(a) Exhibits

Exhibit No.     Description
------------    ------------------------------------------------------------
3.(i).2      *  Articles of Amendment to the Articles of Incorporation
------------

*    Filed Herewith.

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                           Fabulous Fritas Corporation
                          ----------------------------
                                  (Registrant)


Date: June 10, 2003


By:   /s/ Ricardo Jara
-------------------------------------------
Ricardo Jara, President, Secretary and Treasurer